RESEARCH & DEVELOPMENT DAY DAY 1 – June 28, 2021 | 9:00 AM – 12:00 PM CT  Bringing New Cures to Life Exhibit 99.1

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RA Session II President, Founder & CEO Introductions & Company Overview

Unparalleled gene therapy pipeline focused exclusively on monogenic CNS disorders

PROGRAM		INDICATION	DISCOVERY	PRECLINICAL	PHASE 1/2	Pivotal	GLOBAL COMM. RIGHTS
NEURODEGENERATIVE DISEASES							
TSHA-120	*GRT*	Giant Axonal Neuropathy				Regulatory guidance YE 2021	TAYSHA GENE THERAPIES
TSHA-101	*GRT*	GM2 Gangliosidosis				Currently open CTA	
TSHA-118	*GRT*	CLN1 Disease				Currently open IND	
TSHA-119	*GRT*	GM2 AB Variant					
TSHA-104	*GRT*	SURF1-Associated Leigh Syndrome				IND/CTA submission 2H 2021	
TSHA-112	*miRNA*	APBD					
TSHA-111-LAFORIN	*miRNA*	Lafora Disease					
TSHA-111-MALIN	*miRNA*	Lafora Disease					
TSHA-113	*miRNA*	Tauopathies					
TSHA-115	*miRNA*	GSDs					
Undisclosed	GRT/*shRNA*	Undisclosed					
Undisclosed	GRT	Undisclosed					
NEURODEVELOPMENTAL DISORDERS							
TSHA-102	*Regulated GRT*	Rett Syndrome				IND/CTA submission 2H 2021	TAYSHA GENE THERAPIES
TSHA-106	*shRNA*	Angelman Syndrome					
TSHA-114	*GRT*	Fragile X Syndrome					
TSHA-116	*shRNA*	Prader-Willi Syndrome					
TSHA-117	*Regulated GRT*	FOXG1 Syndrome					
TSHA-107	*GRT*	Autism Spectrum Disorder					
TSHA-108	*GRT*	Inborn Error of Metabolism					
TSHA-109	*GRT*	Inherited Metabolism Disorder					
Undisclosed	GRT	Undisclosed					
Undisclosed	mini-gene	Undisclosed					
GENETIC EPILEPSY							
TSHA-103	*GRT*	SLC6A1 Haploinsufficiency Disorder					TAYSHA GENE THERAPIES
TSHA-105	*GRT*	SLC13A5 Deficiency					
TSHA-110	mini-gene	KCNQ2					
Undisclosed	mini-gene	Undisclosed					

GRT: Gene replacement therapy **miRNA**: microRNA **shRNA**: short hairpin RNA

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Our three distinct franchises have the potential to address over 500,000+ patients (US+EU) Neurodegenerative Estimated Patient Population (US + EU) 1Tauopathies only include MAPT-FTD, PSP, CBD 2Additional programs include TSHA-107, TSHA-108, and TSHA-109 500,000 CLN1 900 Lafora 700 SURF1 300-400 APBD 10,000 GSDs 20,000 Genetic Epilepsy Neurodevelopmental SLC6A1 17,000 KCNQ2 37,000 SLC13A5 1,900 Rett syndrome 25,000 Angelman Syndrome 55,000 Fragile X syndrome 100,000 Additional Programs2 200,000 FOXG1 20,000 Prader-Willi 40,000 GM2, GM2 AB variant 650 GAN 2,400 Tauopathies (MAPT-FTD, PSP, CBD) 13,000 Alzheimer’s ~14M

Our strategy is focused on rapid clinical and commercial development We leverage a clinically and commercially proven capsid, manufacturing process, and delivery method Our strategy is designed to accelerate development timelines and increase the probability of success across our pipeline Our scientific approach couples validated technology with novel targeted payload design (GRT, miRNA, shRNA, regulated GRT, mini-gene) Proven HEK293 Suspension Process Highly scalable and excellent yields 3-pronged approach to manufacturing including UTSW, Catalent and internal cGMP facility AAV9 vector for delivery of therapeutic transgene Demonstrated safety and efficacy across multiple CNS indications Intrathecal (IT) route of administration Enables direct targeting to CNS Validated biodistribution and safety profile

Approach and ability to deliver various payloads Replace gene of interest to treat diseases or disorders with limited gene expression Comprised of a codon-optimized DNA transgene that encodes the wild type gene of interest Transgene (or mini-gene) coupled with a promoter selected to ensure expression in the cell or tissue-type of interest Gene Replacement Regulated Gene Replacement Vectorized RNA Mini-Gene Payloads Regulate expression of a therapeutic transgene Built-in regulation system to replace dose-sensitive genes safely and at therapeutic levels Uses miRARE, our novel miRNA target panel Transgenes designed to express miRNA (small, non-coding sequences of RNA that result in silencing of gene expression) Transgenes designed to express short-hairpin RNA (shRNA), which reactivate a silenced gene upon binding to the target of interest Many genes are too large to fit in AAV capsids Mini-genes designed to overcome limited AAV packaging capacity Collaboration with Cleveland Clinic to advance next-generation mini-gene payloads initially for genetic epilepsies and neurodevelopmental disorders

Novel platform technology that powers our research engine Potential to facilitate redosing via vagus nerve Efficient targeting of vagal neurons demonstrated in adult rats, with potential to improve autonomic nervous system symptoms in humans Normal vagal nerve fibers and neurons post AAV delivery to the vagus nerve in dogs Novel AAV Dosing Platform miRARE Platform Novel Capsid Identification Novel miRNA target panel derived from high-throughput miRNA profiling and genome mining Designed for safely regulated transgene expression levels in the brain Needed in disorders like Rett syndrome where high doses of transgene-expressing vectors may be harmful while low doses may avoid toxicity but be subtherapeutic Built-in regulation system harnesses endogenous systems Improves targeted delivery through use of machine learning, capsid shuffling and directed evolution Allows rapid identification of capsids with improved properties in mice and Non- Human Primates (NHPs) to maximize translational relevance Potential to drive new product candidates with novel biodistribution and transduction profiles into pipeline

Our strategic partnership with UTSW We have access to a world-class team of scientists and cutting-edge technology through an exclusive, worldwide royalty-free license to discover, develop, and commercialize gene therapies led by: Berge Minassian, MD, Division Chief of Child Neurology Pediatric neurologist with expertise in neurodegenerative diseases, neurodevelopmental disorders, and genetic forms of epilepsy Discovered MECP2 CNS isoform (Rett syndrome) Steven Gray, PhD, Director of Viral Vector Core, Associate Professor Dept of Peds AAV-based vector engineering expertise and optimizing CNS delivery of transgenes Administered the first AAV9-based therapy to patients via intrathecal route Exclusive access to a flexible, scalable, and well-characterized GMP manufacturing suite that utilizes a suspension HEK293 process Exclusive access to next generation platform technologies, including novel redosing platform, transgene regulation (miRARE), and capsid development

Manufacturing strategy allows flexibility and scalability to support broad pipeline Support the UTSW viral vector core to supply early-phase clinical material Active technical collaboration and knowledge sharing for process information and analytical methods First program is ongoing Capabilities 50L tox production 200L available by EOY 500L GMP manufacturing GMP operations began in December 2020 In-house support for critical release and stability testing Establish collaborations with leading CDMO to provide additional capacity for early-phase and pivotal supply Strategic partnership in place with Catalent Gene Therapies Two programs ongoing Able to leverage process, methods and materials across programs Current Capabilities 200/400L tox production 800L GMP manufacturing Full support for release and stability testing Build internal manufacturing facility to support clinical and commercial manufacturing Initial build includes two vector manufacturing trains, one fill/ finish suite, QC and technical development labs Building secured in Durham, NC Growing hub for gene therapy manufacturing Facility timing Kicked off 1Q 2021 Office and development labs operational in 1Q 2022 GMP ready in 2023

TSHA-120 for Giant Axonal Neuropathy TSHA-120 GAN Steven Gray, PhD Chief Scientific Advisor, UTSW Gene Therapy Program Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

Giant axonal neuropathy (GAN) is a rare inherited genetic disorder that affects both central and peripheral nervous systems Rare autosomal recessive disease of the central and peripheral nervous systems caused by loss-of-function gigaxonin gene mutations No approved disease-modifying treatments available Symptomatic treatments attempt to maximize physical development and minimize deterioration Early- and late-onset phenotypes – shared physiology Late-onset often categorized as Charcot-Marie-Tooth Type 2 (CMT2), with lack of tightly curled hair and CNS symptoms, and relatively slow progression Represents 1% to 6% of all CMT2 diagnosis Late-onset poor quality of life but not life-limiting Estimated prevalence of GAN is 2,400 patients (US+EU) TSHA-120 GAN

GAN natural history and disease progression Delayed early motor development Tightly curled hair Unsteady gait, foot deformity Progressive motor weakness Ataxia and dysarthria Nystagmus (cerebellar), optic neuropathy / decreased visual acuity Scoliosis and progressive contractures Loss of independent ambulation Dysphagia Stridor and respiratory insufficiency CNS – intellectual disability, seizures, spasticity *** Respiratory failure, death *** Early-onset GAN Disease Progression 0 5 10 15 20 25 30 35 40 45 50 … Late-onset GAN Delayed early motor development, unsteady gait Variable foot deformity Distal weakness, atrophy, hypotonia Decreased deep tendon reflexes Progressive imbalance Ambulation issues (stairs, uneven surfaces) Fine motor skills issues (gripping objects) Considerable impact to Quality of Life 0-2 yrs 3-8 yrs 7-9 yrs 8-11 yrs 13-18 yrs 20+ yrs 0-5 yrs Asymptomatic 5-25 yrs 25-50+ yrs TSHA-120 GAN

TSHA-120
GAN

Clinical manifestations of GAN

- Tightly curled hair are hallmark of early-onset GAN cohort– characterized by a dull appearance and course texture with tight curls
- Rapid progression of rotational and S-shaped scoliosis in the same male with GAN at age 12 and 15 years
- Severe finger flexor contractures develop as seen here in a 15-year-old male with GAN
- In neuronal cells GAN results in:
  - Accumulation and altered distribution of neurofilaments (NFs)
  - Enlarged (giant) axons (asterisks) surrounded by abnormally thin myelin sheaths, which impairs nerve conduction
  - White matter abnormalities (demyelination)

Tightly Curled Hair



Progressive Scoliosis



Contractures



Giant Axons



White Matter Abnormality



Spinal Cord Atrophy



Murphy SM et al. *J Neurol Neurosurg Psychiatry* 2012; Gess B et al. *Neuromuscul Disord* 2013; Bacquet J et al. *BMJ Open* 2018; Antoniadi T et al. *BMC Med Genet* 2015

14

MRIs demonstrate progression of CNS symptoms with age Distinctive increased T2 signal abnormalities within cerebellar white matter surrounding the dentate nucleus of the cerebellum observed  One of the earliest brain imaging findings in individuals with GAN Findings precede the more widespread periventricular and deep white matter signal abnormalities associated with advanced disease Cortical and spinal cord atrophy appear to correspond to more advanced disease severity and older age TSHA-120 GAN Axial FLAIR Brain MRI in a 3-year-old female with GAN No significant signal abnormalities within cerebral white matter Early hyperintense signal abnormalities within cerebellar white matter in the region surrounding cerebellar nuclei (white arrows) Axial FLAIR brain MRI in the same female at 12-years-of-age Confluent hyperintense signal abnormalities within the white matter (plus signs) of the cerebrum, cerebellum and brainstem Bharucha-Goebel D et al. Brain 2021

TSHA-120
GAN

Impaired pulmonary function in GAN patients

- Forced vital capacity (FVC%) correlated well with several functional outcomes
  - MFM32
  - Neuropathy impairment score
  - FARS
  - Ambulatory status
    - With independently ambulant individuals having better performance than the non-ambulant group
- Nocturnal hypoventilation and sleep apnea progress over time
  - Sleep apnea worsens as ambulatory function deteriorates

Bharucha-Goebel D et al. *Brain* 2021

16

GAN patients report significant autonomic nervous system impairments

TSHA-120
GAN

- GAN patients in this study reported significant autonomic dysfunction
- Patient or parent report of autonomic dysfunction were based upon the COMPASS 31 self-assessment questionnaire, specifically affecting the domains of autonomic function: orthostatic intolerance, vasomotor, secretomotor, gastrointestinal, bladder, and pupillomotor
  - Gastrointestinal, vasomotor, and pupillomotor (eye) were the most frequently reported dysfunctions
  - The gastrointestinal domain had the highest mean score (corresponding to worse reported function)

COMPASS 31	Orthostatic Intolerance	Vasomotor	Secretomotor	Gastrointestinal	Bladder	Pupillomotor
Percent Individuals Reporting Symptoms	**21.43%**	**57.14%**	**35.71%**	**78.57%**	**28.57%**	**57.14%**
Mean Scores by Domain [Range]	**3.43** [0 - 20.00]	**1.43** [0 - 3.33]	**1.68** [0 - 8.57]	**4.97** [0 - 14.29]	**0.56** [0 - 2.22]	**1.07** [0 - 3.33]
Total Score	**Average Total Weighted Score (TWS) = 13.14 [Range: 2.11 - 40.19]**					

Bharucha-Goebel D et al. *Brain* 2021

17

TSHA-120
GAN

Neurophysiology in GAN

- Nerve conduction function showed progressive sensorimotor polyneuropathy with age
- Significantly diminished Compound Motor action potential (CMAP) amplitudes
  - Overall, upper extremity CMAP amplitudes correlated significantly to the MFM32% score and the total NIS score, and appear to be the best electrophysiologic measures to follow over time
  - The median CMAP amplitude correlated significantly with other upper extremity measures of strength including grip and pinch strength
  - In the lower extremity, peroneal CMAP amplitudes correlated to lower extremity strength measures (percent predicted strength/myometry) in knee flexion, knee extension, and hip abduction
- Significantly diminished Sensory Nerve Action Potential (SNAP) amplitudes
- Sensory nerve responses were affected earlier than motor responses and were frequently absent as follows:
  - Median sensory response absent in 50% (n=32)
  - Ulnar sensory response absent in 57% (n=21)
  - Sural sensory response absent in 78 % (n=27)


10 µV
1 msec
Amplitude
Duration
Peak latency
Onset latency

Sensory nerve action potential (SNAP): sum of all the individual sensory fibers that depolarize


2 mV
2 msec
Amplitude
Duration
Latency

Compound muscle action potential (CMAP) comprises of latency, amplitude, duration, and area of the CMAP

Bharucha-Goebel D et al. *Brain* 2021

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Giant Axonal Neuropathy (GAN) Sensory and Motor Peripheral Neuropathy, “ALS in kids” Cognition is mostly unaffected in the early stages of disease 3-4 yrs old: clumsiness, loss of coordination ~10 yrs old: unable to walk Late teens: highly reduced coordination and use of arms/hands ~20 yrs old: Fatal TSHA-120 GAN

TSHA-120
GAN

Rationale for targeting the *GAN* gene

- Gigoxonin is an E3 ligase enzyme that attach ubiquitin to substrate proteins (Ubiquitination), marking them for degradation by either proteosome or autophagy
- Mutations affect production of the protein gigaxonin
  - Leads to dysregulation and the progressive accumulation of intermediate filaments (IFs) affecting endothelial cells, skin fibroblasts, muscle fibers, Schwann cells, astrocytes and neurons, which in turn impairs host cell functions
  - Neurons are particularly sensitive to IF accumulation, causing axonal dysfunction and eventually neuronal death
- Genetic changes in the *GAN* gene have been shown to cause Giant Axonal Neuropathy
- Good candidate for gene transfer approach
  - Small gene that is easy to package into AAV9 capsid
  - High transduction to target organ
  - Low-level expression may restore function



Normal Healthy Axon
GAN Axon
Neuron Cell Body
Axon
Neurofilaments
Myelin Sheath
Abnormal Accumulation of Neurofilaments
Degenerated and Thin Myelin Sheath
Axonal Swelling
CNS
PNS
Normal
GAN

20

Molecular underpinnings of GAN Evidence that gigaxonin targets itself, providing some amount of theoretical autoregulation of gigaxonin protein levels Full list of gigaxonin targets unknown, with lack of clarity around whether gigaxonin targets intermediate filaments for degradation directly Loss of gigaxonin function leads to the accumulation and/or disregulation of a broad class of proteins called intermediate filaments Intermediate filaments important for cell and axon structure and transport of certain macromolecules within the cell GFAP Keratin NF-H Vimentin Peripherin Alpha-Internexin Other IFs TSHA-120 GAN

TSHA-120 program overview and construct Construct invented in the Gray Lab AAV9 viral vector with engineered transgene encoding the human gigaxonin protein Self-complementary AAV capsid (scAAV) for rapid activation and stable expression JeT promoter drives ubiquitous expression Designed to deliver a functional copy of the GAN gene with optimal tropism and rapid expression Received orphan drug and rare pediatric disease designations Clinical study ongoing at NIH, led by Carsten Bönnemann, MD TSHA-120 GAN AAV9 capsid Brain tropism & favorable safety profile

Preclinical data supported intrathecal dosing of TSHA-120 Comprehensive preclinical results demonstrated: Efficacy of gigaxonin gene replacement demonstrated in vitro and in vivo Resolution of intermediate filaments and improved disease pathology in GAN mice, including DRG and peripheral nerve Phenotypic rescue in GAN mice and GAN rats after intrathecal injection, improving motor function No toxicities in mice or non-human primates (NHPs) at up to a 4-fold overdose up to 1 year post injection No toxicities observed in rats at a 10-fold overdose up to 6 months post injection TSHA-120 GAN

TSHA-120 improved pathology of the sciatic nerve in the GAN KO mice TSHA-120 GAN Bailey, R. et al, MTMCD 2018 Intact unmyelinated fibers and associated Schwann cells Normal Schwann cell cytoplasm associated with myelinated fibers Dense, disorganized accumulations of NFs in fibers Accumulation of IFs in Schwann cell cytoplasm associated with myelinated fibers Scale bar: 5 mm

TSHA-120 improved pathology of the DRG in the GAN KO mice TSHA-120 GAN GAN KO – AAV9-GAN Normal control GAN KO – vehicle injected D C Significant reduction in % neuronal inclusions Bailey, R. et al, MTMCD 2018

TSHA-120 normalized performance of 18-month-old GAN rodent knockout model

TSHA-120
GAN

- Untreated GAN rodents performed significantly worse than heterozygous controls
- GAN rodents treated at 16 months old performed significantly better than untreated GAN rodents at 18 months old
- GAN rodents treated at 16 months old performed equivalently to heterozygous controls



Rotarod Performance
Latency to Fall (Sec)
150
100
50
0
0
1
2
3
4
Trial
Control n=14
GAN KO+AAV9/GAN (n=6)
Historic GAN KO (n=4)
p ≤ 0.05

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Primary efficacy endpoint is the Motor Function Measure (MFM32) – A validated quantitative scale

TSHA-120
GAN

- Validated instrument used in multiple regulatory approvals
- A 32-item scale for motor function measurement developed for neuromuscular diseases
- Assesses severity and progression of motor function across a broad spectrum and in 3 functional domains
  - Standing, transfers and ambulation
  - Proximal and axial function
  - Distal function
- 32 items scored between 0 and 3 for a maximum score of 96
  - A higher score means that an individual was able to complete the task
  - Sometimes, the score is converted to a percentage
- A 4-point change is considered clinically meaningful in the following indications:
  - DMD
  - SMA
  - LAMA2-related muscular dystrophy
  - Cerebral palsy

Examples of tasks

No.	Domain	Starting Position	Exercise Requested
1	D1	Supine, lower limbs half-flexed, kneecaps at zenith, and feet resting on mat	Raise the pelvis; the lumbar spine, the pelvis and the thighs are aligned and the feet slightly apart
2	D1	Supine	Without upper limb support, sits up
3	D1	Seated on the mat	Stands up without upper limb support
4	D1	Standing	Without upper limb support, sits down on the chair with the feet slightly apart
5	D1	Seated on chair	Stands up without upper limb support and with the feet slightly apart
6	D1	Standing with upper limb supported	Releases the support and maintains a standing position for 5s with the feet slightly apart, the head, trunk, and limbs in the midline position
7	D1	Standing with upper limb supported on equipment	Without upper limb support, raises the foot for 10s
8	D1	Standing	Without support, touches the floor with 1 hand and stands up again
9	D1	Standing without support	Takes 10 steps forward on both heels
10	D1	Standing without support	Takes 10 steps forward on a line
11	D1	Standing without support	Runs for 10m
12	D1	Standing on 1 foot without support	Hops 10 times in place

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MFM32 correlations across various motor and demographic assessments

TSHA-120
GAN

- Multiple measures of disease severity were evaluated with MFM32 identified as having the highest correlation between all tested measures of mobility, neurophysiologic measures, force (by myometry measures), and distal grip and pinch strength)
- MFM32 correlates with:
  - LE strength ($p<0.001$ & $p=0.005$)
  - Median motor CMAP amplitude ($p=0.005$)
  - Grip strength ($p=0.003$)
- **NIS, FARS, MFM32** scores correlate most strongly with one another and with measures of strength and with motor CMAP amplitudes (NCS)

Correlation Matrix Measuring Strength and Frequency of Correlations Across Various Motor and Demographic Assessments



Age
Scales
Mobility
Nerves
Myometry
Strength
Age
NIS
FARS
FARS Item 1
MFM32
MFM32 D1
MFM32 D2
MFM32 D3
Supine FTS (s)
10m Walk (s)
Asc. 4 Steps (s)
Desc. 4 Steps (s)
Median Motor
Ulnar Motor
Peroneal TA Motor
Knee Extension
Knee Flexion
Hip Abduction
Elbow Extension
Elbow Flexion
Myogrip
Myopinch
Moviplate
1
0.8
0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
-1

Bharucha-Goebel D et al. *Brain* 2021

28

GAN natural history study data as a dependable comparator for future studies 45 GAN patients (2013-present) ages 3-21 years Can be accessed for treatment study Will be used as comparator for treatment study MFM32 MFM32 total score shows uniform decline between patients of all age groups over time Average decline is ~8 points per year 4-point change is considered clinically meaningful MFM32 selected as primary endpoint due to least variability and its use in confirmatory trials TSHA-120 GAN Natural history data: 8-point decline annually in MFM32 4-point change in MFM32 considered clinically meaningful

GAN natural history study data – Cohort characteristics Of ninety total alleles analyzed in this cohort, forty-six different pathogenic variants (mutations) in the GAN gene were observed, and included: Missense mutations (53.3%) Splice site mutations (16.7%) Frameshifting deletions (15.6%) In-frame deletions (4%) Nonsense mutations (7.8%) Whole gene deletions (2%) Early Onset (n=35) Late Onset (n=10) Overall (n=45) Age (years) Mean (SD) 8.7 (3.3) 12.7 (4.8) 9.6 (4.0) Median [IQR] 7.9 [7.3, 10.8] 11.9 [8.8, 16.1] 8.8 [6.8, 11.4] Range 3.2 – 19.0 7.3 – 21.3 3.2 – 21.3 Age < 6 years MFM administered Yes 8 (23%) 0 (0%) 8 (18%) Sex Male 18 (51%) 2 (20%) 20 (44%) Female 17 (49%) 8 (80%) 25 (55%) Ambulation Status Independent 16 (46%) 9 (90%) 25 (56%) Assisted 9 (26%) 1 (10%) 10 (22%) Non-Ambulant 10 (29%) 0 (0%) 10 (22%) TSHA-120 GAN Bharucha-Goebel D et al. Brain 2021

Total MFM32 score correlated with ambulatory status Only includes individuals over age 6 where MFM32 was performed (n=37) Eighteen individuals were independently ambulant, 10 required assistance to walk, and 9 were non-ambulant Independently ambulant individuals having better performance and higher MFM32 scores than the non-ambulant group MFM32 scores track well with ambulatory status and, therefore, may be a relevant marker of function TSHA-120 Bharucha-Goebel D et al. Brain 2021 GAN

Clinical Trial: NCT02362438 TSHA-120 GAN NOTE: Subsequent slides only show data from 1.2 x 1014 vg and 1.8 x 1014 vg doses Goals and Targets of Trial Product Details and Dose Cohorts Route and Method of Administration Dose Cohorts* 3. 5 x 1013 total vg (n=2) 1. 2 x 1014 total vg (n=4) 1. 8 x 1014 total vg (n=5) 3. 5 x 1014 total vg (n=3) 1x 3.3x 5x 10x Goals Primary – Safety: clinical and laboratory assessments Secondary – Efficacy: pathologic, physiologic, functional and clinical markers Target Recruitment 14 subjects injected > 5 years old Target Areas to Transduce Administration Lumbar Intrathecal Infusion (IT) Amount and rate: 1 mL/min for total of 10-12 mL Immunosuppression regimen of prednisolone and sirolimus Technique to Improve Transduction Trendelenburg position (15-30o ) During infusion & 1 hour post infusion *Doses calculated by qPCR

TSHA-120 interventional study endpoints Disease-Specific/Global Assessments Motor Function Measure 32 (MFM32) total score (and domains) Motor symptoms (10m walk, 4 stair climb, 4 stair descent) Muscle strength (myometry) Sensory symptoms (NIS, FARS, clinical examination, reflexes) Neurophysiology Assessments Nerve conduction Electrical impedance myography Imaging MRI of the brain and spine Biomarkers DNA/RNA/Protein Neurofilament Neuropathological Peripheral nerve biopsies DNA/RNA/Protein Markers of inflammation Examination of visual/ophthalmologic parameters Optical coherence tomography (OCT) assessment of retinal nerve fiber layer (RNFL) thickness TSHA-120 GAN

TSHA-120 achieved sustained improvement in primary efficacy endpoint and was well tolerated at multiple doses First successful in-human intrathecal gene transfer 14 patients dosed Positive efficacy results support a dose-response relationship with TSHA-120 1.8x1014 total vg dose and 1.2x1014 total vg dose cohorts demonstrated statistically significantly slowing of disease progression Data only recently publicly presented Treatment with TSHA-120 was well tolerated No signs of significant acute or subacute inflammation No sudden sensory changes No drug-related or persistent elevation of transaminases 6 patients beyond 3+ years initial treatment 1.8 x 1014 total vg 1.2 x 1014 total vg TSHA-120 GAN Bönnemann, C. et al; 2020

Treatment with TSHA-120 resulted in a clear arrest of disease progression at therapeutic doses and long-term durability TSHA-120 GAN Arrest of disease progression at therapeutic doses TSHA-120 was well tolerated at multiple doses 6 patients treated for 3+ years supporting long-term durability Plan to engage with agencies in US, EU and Japan to discuss regulatory pathway as soon as possible 1.2 x 1014 total vg 1.8 x 1014 total vg Bönnemann, C. et al; 2020

Additional analysis using Bayesian methodology confirmed arrest of disease progression

TSHA-120
GAN

- Bayesian analysis
  - Enables direct probability statements about any unknown quantity of interest
  - Enables immediate incorporation of data gathered as the trial progresses
  - Useful and accepted by regulatory agencies when treating rare diseases and small patient populations
  - Can be used as a sensitivity analysis to support the more commonly accepted frequentist approach
  - Can be used as a way of statistically increasing the power of a clinical trial in a small patient population when used to incorporate auxiliary information
- Confirmed documented natural history data of an 8-point decline in the MFM32 total % score per year
  - 4-point decline in the MFM32 is clinically meaningful
- TSHA-120 dose of $1.8x10^{14}$ total vg resulted in an arrest of disease progression that was statistically significant



Pre-transfer
Post-transfer
80
70
60
50
40
30
20
MFM32 total
Average Natural History Slope
1.2 x 10¹⁴ vg
1.8 x 10¹⁴ vg
-1.0
-0.5
0.0
0.5
1.0
Time from vector transfer (Years)

	Bayesian Analysis		Frequentist Analysis		
	Mean	Std Dev	Estimate	Std Error	p-Value
Post infusion, $1.8x10^{14}$ total vg	7.78	1.94	7.78	1.89	<0.001
Post infusion, $1.2x10^{14}$ total vg	6.09	2.11	6.07	2.05	0.004
Natural history decline	-8.19	0.74	-8.18	0.72	<0.001

Bönnemann, C. et al; 2020

36

TSHA-120 halted patient pre-treatment rate of decline at $1.8x10^{14}$ total vg dose

TSHA-120
GAN

Bayesian Efficacy Analysis

Compared to individual historical data



Posterior distribution of β_3 (1.8 x 10^{14} total vg dose, noninformative prior)
0.30
0.20
0.10
0.00
Change in pre-treatment slope
1.8 x 10^{14} total vg
+7.78
-20
-10
0
10
20
MFM
β_3



Posterior distribution of β_2 (1.2 x 10^{14} total vg dose, noninformative prior)
0.30
0.20
0.10
0.00
Change in pre-treatment slope
1.2 x 10^{14} total vg
+6.09
-20
-10
0
10
20
MFM
β_2

X-axis = change in slope compared to pre-gene transfer
Blue line = pre-treatment change in slope = 0

- Treated population average annual post-treatment decline for both the $1.8x10^{14}$ total vg cohort and $1.2x10^{14}$ total vg cohort
- $1.8x10^{14}$ vg halted patient pre-treatment rate of decline, avg annual slope improvement of 7.78 points
- $1.2x10^{14}$ vg resulted in clinically meaningful slowing of disease progression confirming dose response, avg annual slope improvement of 6.09 points
- Both doses showed superior result compared to natural decline of GAN patients

Bönnemann, C. et al; 2020

37

Further analyses confirmed nearly 100% probability of clinically meaningful slowing of disease compared to natural history

TSHA-120 GAN

- Further analyses were conducted to assess the probability of clinically meaningful slowing of disease as compared to natural history
- A 4-point decline in MFM32 is considered clinically meaningful
- Graphs depict treated population annual decline for both the $1.8x10^{14}$ total vg cohort and the $1.2x10^{14}$ total vg cohort as compared to natural history
  - $1.8x10^{14}$ total vg dose confirmed nearly 100% probability of clinically meaningful slowing of disease compared to natural history decline of GAN patients
  - $1.2x10^{14}$ total vg dose confirmed approximately 85% probability of clinically meaningful slowing of disease and 100% probability of any slowing of disease



Posterior distribution of β₂ (1.8 x 10¹⁴ total vg dose, flat prior)
1.8 x 10¹⁴ total vg
-8
-1.61
Natural history decline
0.30
0.20
0.10
0.00
-20
-15
-10
-5
0
5
10
MFM
β₂



Posterior distribution of β₃ (1.2 x 10¹⁴ total vg dose, flat prior)
1.2 x 10¹⁴ total vg
-8
-2.34
Natural history decline
0.30
0.20
0.10
0.00
-20
-15
-10
-5
0
5
10
MFM
β₃

X-axis = annual decline in MFM32 total % score
Blue line = natural history decline (-8 points per year)

	Values = % Probability	
Change in disease progression	$1.8x10^{14}$ total vg	$1.2x10^{14}$ total vg
Any Slowing	99.9	99.8
Clinically meaningful slowing 50% or more	98.3	84.9

Bönnemann, C. et al; 2020

38

Exploratory endpoints – Ophthalmology biomarkers Data from 11 patients were analyzed for visual acuity via the Logarithm of the Minimum Angle of Resolution (LogMar) Dose-dependent trend towards stabilization of visual acuity, i.e., a slowed increase in LogMAR values, observed and appeared to be independent of visual acuity at the time of treatment Over the natural history of disease, individuals with GAN experienced a decrease in visual acuity and therefore an increase in their LogMAR score D. Saade et al. Neuromuscular Disorders 2020 TSHA-120 GAN 1.8 x 1014 vg 1.2 x 1014 vg

Summary of safety findings Clinically well tolerated Some evidence of asymptomatic cerebrospinal fluid pleocytosis in earlier dosed patients No dose-limiting toxicity No transaminitis No sign by neuroimaging or clinically of new enhancement or inflammation No clinical signs of acute or subacute inflammation (i.e., encephalopathy, persistent headaches, seizures, or vision changes outside of related to underlying disease) No sudden sensory changes or evidence by spine MRI of nerve root/ DRG inflammation No evidence of thrombocytopenia TSHA-120 GAN

Anticipated next steps for TSHA-120 by the end of 2021 Complete transfer data from the NIH Initiate manufacturing of commercial-grade GMP material Discuss the regulatory pathway for TSHA-120 Request regulatory guidance from EMA and MHRA Initiate new clinical sites in US and EU Update on regulatory interactions and current clinical program, including 3.5x1014 total vg cohort TSHA-120 GAN

Opportunity to achieve human POC for vagus nerve redosing

TSHA-120
GAN

- The vagus nerve represents the main component of the autonomic nervous system
- Direct delivery to the vagus nerve may provide broad coverage of the autonomic nervous system and enable redosing by subverting the humoral immune response
- Proof-of-concept established in rodent and canine models; oral presentation of data at ASGCT 2020
- Plan to execute confirmatory preclinical studies in canines
- Platform may be utilized to facilitate redosing of previously treated patients in the GAN AAV9 clinical trial as well as other indications



Parasympathetic System
Nerve III
Nerve VII
Nerve IX
Nerve X (Vagus)
Pelvic splanchnic nerves
Constricts pupils
Stimulates flow of saliva
Constricts bronchi
Slows Heartbeat
Stimulates peristalsis and secretion
Stimulates Bile Release
Stimulates vasodilation
Contracts bladder

42

GFP – green fluorescent protein Courtesy of Dr. Diane Armao IT Injection: AAV9/GAN 0 20 Study 2 Tissue Analysis 16 VN Injection: AAV9/GFP Weeks: Vagus Nerve Nodose Ganglia IT Injection: AAV9/GAN 0 8 Study 1 Tissue Analysis 4 VN Injection: AAV9/GFP Weeks: TSHA-120 GAN

Medulla Nucleus Ambiguous Pre-Botzinger Complex Courtesy of Dr. Diane Armao Successful transduction of relevant brain neurons following redosing via vagus nerve injection TSHA-120 GAN

DMN X Sol N med Sol N lat NTS Area Postrema XII DMN X NTS Sol N lat XII Naive AAV9 Pre-immunized Area Postrema Vagus nerve injection permits AAV9 redosing confirmed in brain slices of AAV9-immunized rats Courtesy of Dr. Diane Armao TSHA-120 GAN

Q & A TSHA-120 GAN

TSHA-101
GM2

TSHA-101 for GM2 Gangliosidosis



Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM

Chief Medical Officer and Head of R&D

47

GM2 gangliosidosis is a severe neurodegenerative disease GM2 gangliosidosis results from a deficiency in the β-hexosaminidase A (Hex A) enzyme Hex A is comprised of 2 subunits encoded by the alpha-subunit, HEXA, coded for by the HEXA gene, and the beta-subunit, HEXB, coded for the HEXB gene Mutations of the HEXA gene cause Tay-Sachs disease (TSD) while mutations of the HEXB gene cause Sandhoff disease (SD) The estimated prevalence is 500 patients (US+EU) TSHA-101 GM2

Residual Hex A activity determines the severity of GM2 Small increases in Hex A activity may lead to significant improvements in clinical outcomes and quality of life Infantile onset is the most severe form of GM2 Infantile forms may die within the first 4 years of life, and juvenile onset patients rarely survive beyond mid-teens Normal life span TSHA-101 GM2

What does natural history tell us about disease progression?

TSHA-101
GM2

Bley A.E. et al; A retrospective study through NTSAD

- Patients experience significant diagnostic delays:
  - Mean age at onset of earliest symptom was 5 +/- 3.3 months
  - Average age of diagnosis was 13.3 +/- 5.3 months
  - Diagnosis usually occurs on the presence of a hallmark cherry red macula
- Most common initial symptoms:
  - Developmental arrest (83%); startle response (65%); Hypotonia (60%)
  - Loss of head control by ~ 9.7 mo.
  - Loss of ability to vocalize by ~14 mo.
  - Loss of ability to reach for an object by ~16 mo.
  - Loss of ability to sit up by ~13.1 mo.
  - Dysphagia / gastric tube placement: no specific data reported, but could deduce from 'ability to vocalize' data
- Symptom progression
  - Majority of infants can gain some early motor milestones such as head control but lose achieved motor milestones
  - Most patients develop seizures (98%) and require multiple anti-convulsants
- Early mortality despite use of supportive care such as gastric tube placement
  - Median survival: 47 months



Elevated noise sensitivity
Exaggerated startle
Hypotonia
Loss of sitting
Reduced vocalization
Loss of moving head side to side
Loss of reaching for an object
Spasticity
Seizures
Diminished eyesight
0
5
10
15
20
25
30
35
Age at onset, mo (mean ±1 SD)

Bley AE et al. *Pediatrics* 2011

50

What does natural history tell us about motor development delay? Utz J. et al; Prospective Nat Hx. study Similar age of diagnosis reported compared to Bley et al.: Median age of diagnosis was 15 mo. Most patients experienced motor developmental delays within the first 6 months of life, and all patients had documented motor developmental delays by 12 months of age  Most common initial symptoms: Hypotonia within 6 months of life (in 67% of patients) Dysphagia / feeding tube placement between 7-13 months of age Seizure onset between 7-18 months of age Cherry red spots between 7-13 months of age or later Cognitive and motor declines between 18-28 months or later with severe neurological impairment present long before diagnosis is made All patients developed excessive salivary and respiratory secretions as well as recurrent respiratory infections Symptom progression Motor skills gained within the first 6–12 months of life were lost by 2 years of age Median survival: 43.3 months TSHA-101 GM2 Utz J et al. Mol Genet Metab 2017

What does natural history tell us about motor development delay? Motor Developmental Delay Timeline Motor Skills Diagnosis (N=# of patients assessed) % Never Gained % Experienced Age (months) divided into 6 month intervals at which motor developmental milestones occurred 0–6 7–12 13–18 19–24 Age unknown Gained independent head control n=14 0% 100% 79% 7% - - 14% Lost independent head control n=14 - 93% - 57% 21% 7% 7% Gained ability to sit independently n=13 62% 39% 31% 8% - - - Lost ability to sit independently n=13 - 39% - 23% 15% - - Gained ability to crawl n=13 100% 0% - - - - - Lost ability to crawl n=14 - 7% - - 7% - - TSHA-101 GM2 Utz J et al. Mol Genet Metab 2017

Novel bicistronic vector design allows consistent expression of HEXA and HEXB genes HEXA and HEXB genes are required to produce the subunits of the beta-hexosaminidase A enzyme The novel bicistronic vector design enables 1:1 expression of the alpha-subunit, HEXA, and the beta-subunit, HEXB, under the control of a single promoter with a P2A-self-cleaving linker SD mice received vehicle or varying doses of TSHA-101 after 6 weeks: High dose (2.5x1011 vg/mouse) Medium dose (1.25x1011 vg/mouse) Low dose (0.625x1011 vg/mouse) Vehicle controls AAV9 capsid Brain tropism & favorable safety profile TSHA-101 GM2

Preclinical Pharmacology: Significant, dose-dependent improvement in survival observed in mice treated with TSHA-101 TSHA-101 GM2

Preclinical Pharmacology: Dose-dependent improvements observed in rotarod assessments in mice treated with TSHA-101 TSHA-101 GM2

Preclinical Pharmacology: GM2 accumulation significantly reduced in mid-section of brain following treatment with TSHA-101 after 16 weeks TSHA-101 GM2

Phase 1/2 adaptive trial for TSHA-101 in GM2 gangliosidosis TSHA-101 GM2 Goals and Targets of Trial Product Details and Dose Cohorts Route and Method of Administration Dose Cohorts 5 x 1014 total vg (n=4) Goals Primary – Safety: clinical and laboratory assessments Secondary – Efficacy: pathologic, physiologic, functional and clinical markers Target Recruitment Up to 6 subjects Age younger than or equal to 12 months at time of enrollment Technique to Improve Transduction Trendelenburg position (15-30o ) Following IT injection, for 15 minutes post infusion Administration Lumbar Intrathecal Infusion (IT) Amount and rate: 1 mL/min for total of 10-12 mL Immunosuppression regimen of prednisolone and sirolimus

TSHA-101 Canadian IST endpoints Disease-Specific/Global Assessments Hypotonia Dysphagia Head Control Scale CHOP INTEND  Modified Ashworth scale Vineland-3 Bayley-III/WPPSI-IV Quality of Life/Other Assessment PedsQL Infant Scales PedsQL Family Impact Module CGI – Improvement (CGI-I)  Imaging Echocardiography MRI/MRS Biomarkers Hex A enzyme activity in serum and CSF Aspartate aminotransferase (AST) Lactate dehydrogenase Neuron specific enolase Myelin basic protein Sphingolipids (GM1, GM2, GM3) Seizures and Electrophysiological Monitoring Seizure diary Electroencephalogram (EEG) Communication Assessments Observer-Reported Communication Ability (ORCA) Auditory & Ophthalmic Brainstem auditory evoked response (BAER) Fundus photography and Visual Evoked Potential TSHA-101 GM2

Anticipated next steps for TSHA-101 by the end of 2021 Preliminary Phase 1/2 biomarker data (Queen’s University study) in 2H 2021 Initiate U.S. Phase 1/2 study in 2H 2021 TSHA-101 GM2 Submit IND in 2H 2021 US study utilized material from commercial process

Q & A TSHA-101 GM2

TSHA-118 for CLN1 Disease TSHA-118 CLN1 disease Steven Gray, PhD Chief Scientific Advisor, UTSW Gene Therapy Program Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

CLN1 disease is a severe neurodegenerative lysosomal storage disease Severe, progressive, neurodegenerative lysosomal storage disease, with no approved treatment Caused by mutations in the CLN1 gene, encoding the soluble lysosomal enzyme palmitoyl-protein thioesterase-1 (PPT1) The absence of PPT1 leads to the accumulation of palmitoylated substrate within the lysosome Disease onset is typically within 6-24 months, with progression visual failure, cognitive decline, loss of fine and gross motor skills, seizures, and death usually occurring by 7 years of age The estimated prevalence of CLN1 disease is 900 patients (US+EU) AAV9 capsid Brain tropism & favorable safety profile TSHA-118 CLN1 disease

CLN1 disease onset and progression Typically between 2-24 months of age when mental and motor development declines Late infantile onset between 2-4 years Juvenile onset between 4-10 years ONSET Developmental regression; rapid loss of motor function and cognitive abilities Decreased muscle tone (hypotonia) COMMON SYMPTOMS Ataxia, muscle twitches (myoclonus), spasticity, recurrent seizures (epilepsy), and vision loss/blindness Overall loss of brain tissue (brain atrophy) and microcephaly Severe feeding difficulties that often require a feeding tube DISEASE PROGRESSION TSHA-118 CLN1 disease

CLN1 disease phenotypes and symptom progressions

TSHA-118
CLN1 disease

- Ages of symptom onset derived from clinical experience and recently published guidelines
- Specific occurrence, order, and age at symptom onset are variable
    - In general, individuals with the infantile phenotype have the most aggressive course, with age at death in the first or second decade (published reports range from three to 12 years)
- Late infantile phenotype develop severe impairment phase by age 6 to 12 years and may survive into the second or third decade
- Juvenile phenotype reach severe state in the third decade and typically live into the third or fourth decade
- Median age of death was 9.5, 16.6, and 27 years for infantile, late infantile and juvenile forms, respectively


CLN1 Disease Phenotypes & Symptoms – Case Representations
Infantile CLN1
Late Infantile CLN1
Juvenile CLN1
Adult CLN1
Birth
5
10
15
20
25
40
45
50
55
?
Age (Years)
LEGEND
Vision Loss
Motor Dysfunction
Cognitive Dysfunction
Seizures
Death

Note: Disturbed mood/abnormal behavior may be first sign at ages 20-45 followed by symptoms as shown.

Augustine EF et al. *Pediatr Neurol* 2021; Simonati A et al. *NCL* 2018

34

TSHA-118
CLN1 disease

Clinical spectrum of CLN1 disease phenotypes varies

- CLN1 disease phenotypes vary by age at onset, order of symptom onset, rate of disease progression, and life expectancy
- There are at least 71 different disease-causing pathogenic variants in *CLN1* reported to date, with strong genotype-phenotype correlations for certain mutations
- Ascertainment of the specific CLN1 disease phenotype is key in informing the anticipated clinical course, prognosis, and care needs

Phenotype	Typical Ages at Symptom Onset	Rate of Progression	Clinical Features
Infantile	6-18 months	Rapid	Cognitive and motor decline, hypotonia, ataxia, myoclonus, seizures, hand stereotypies, vision loss, acquired microcephaly
Late infantile	>18 months-4 years	Rapid	Developmental delay, early cognitive decline, later vision loss, ataxia, myoclonus, seizures
Juvenile	>4 years-early adolescence	Slow	Cognitive decline, seizures, motor decline, ataxia, spasticity, later vision loss
Adult	Late adolescence and older	Protracted	Cognitive decline, depression, ataxia, parkinsonism, vision loss

Augustine EF et al. *Pediatr Neurol* 2021

65

No clinical management guidelines or consensus statements specific to CLN1 disease 15 CLN1 disease experts and 39 caregivers responded to the surveys, and 14 experts met to develop consensus-based recommendations Found a limited evidence base for treatment and no clinical management guidelines specific to CLN1 disease Disease-modifying therapies are not presently available for CLN1 disease, although clinical trials are being planned Current management strategies focus on symptom relief and palliative care Due to disease rarity, many clinicians lack experience treating individuals with any NCL disorder Early diagnosis is critical for providing optimal symptom management, minimizing complications, and connecting families to appropriate psychosocial support and genetic counseling. Because CLN1 disease is rare and its presentation is nonspecific, it is not uncommon for diagnosis to take two years or more CLN1 disease often requires individualized, multidisciplinary care Augustine EF et al. Pediatr Neurol 2021 TSHA-118 CLN1 disease

CLN1 disease natural history data Ongoing observational study that aims to assess natural history of NCL diseases (including CLN1) as part of the international DEM-CHILD Database (Angela Schulz, Universitätsklinikum Hamburg-Eppendorf) University of Rochester NHS used a combined retrospective and prospective approach to characterize age-at-onset of major symptoms and the relationship between age and severity Medical records obtained for individuals with CLN1 disease for retrospective evaluations Data obtained prospectively with the Unified Batten Disease Rating Scale (UBDRS) in an 18-year prospective natural history study of the NCLs Prospective Subjects identified through multiple methods; obtained relevant records and contacted providers Batten Disease Support and Research Association (BDSRA) Annual Meeting Facebook post University of Rochester Batten Center (URBC) Website post Newsletter sent to URBC contact registry participants Retrospective Participants evaluated at annual BDSRA meeting for URBC Data from the UBDRS physical subscale were used as a proxy for disease severity Masten M et al. Molecular Genetics and Metabolism 2020 TSHA-118 CLN1 disease

Rochester CLN1 disease natural history data – Age and order of symptom onset TSHA-118 CLN1 disease Retrospective (n=8) Prospective (n=12) Sex Female Male 7 (87.5%) 1 (12.5%) 6 (50%) 6 (50%) Age-at-Onset Infantile (0 - 1.5 years): Late Infantile (>1.5 - <5 years): Juvenile (≥5 years): 2 (mean 1.2 years) 3 (mean 2.9 years) 3 (mean 8.6 years) 5 (mean 1.0 years) 4 (mean 3.0 years) 3 (mean 8.0 years) Infantile: 0 - 1.5 yrs. Individual Symptom Onset (Prospective Data) Initial Symptom Onset Late Infantile: >1.5 - <5 yrs. Juvenile: ≥5 yrs. Masten M et al. Molecular Genetics and Metabolism 2020

Rochester CLN1 disease natural history data – Change in disease severity over time

TSHA-118
CLN1 disease

- Age-at-onset, initial symptom type, and order of symptom presentation variable and inconsistent across individuals with CLN1 disease
- Severity could be quantified for each individual in prospective arm
- Progression appeared to be relatively rapid, even in those with juvenile-onset
- Retrospective analysis limited by: small numbers, variability of information from medical records within and across patients, and medical records from individuals without genetic confirmation
- Current sample too small to conduct formal genotype-phenotype correlation

Severity - Prospective



n =12 (24 evaluations)
Age Based Classification
Infantile
Late Infantile
Juvenile
Physical Subscale Total
0
20
40
60
80
100
Age (years)
0
5
10
15
20
25

UBDRS physical subscale total score against age in years. Data from individuals with multiple data points connected by lines. Dots represent most recent evaluation. Colors represent age-based classification.

Masten M et al. *Molecular Genetics and Metabolism* 2020

69

TSHA-118
CLN1 disease

TSHA-118 preclinical studies to date

#	Study Scope (ID)	Model System	Age at dosing	Route of Administration & Dose (vg/animal)	Major Findings
1	Proof of Concept; (UNC-2014-001)	PPT1$^{-/-}$ mice	1, 4, 12, 20, 26 weeks	IT: 7E+10, 2.2E+11, 7E+11	• Elevated levels of active PPT1 in serum • Significant survival benefit and functional improvements • Rescue of behavioral deficits
2	Safety and Efficacy (UNC-2015-001)	PPT1$^{-/-}$ and PPT1$^{+/-}$ mice	P0 – P2	IV: 2.8E+11	• Significant survival benefit: median life-span 21 months in treated mice vs. 8.3 months in untreated mice
3	Efficacy of Combination IT and IV Dosing; (UNC-2016-001)	PPT1$^{-/-}$ mice	20 weeks	IT: 7E+10, 7E+11 IV: 7E+11 IT: 7E+10, 7E+11 each in combination with IV: 7E+10, 2.2E+11, or 7+E11	• Dose-dependent survival benefit and improvements in function • Single routes and lower doses provided some benefit • Maximum benefit with high IT plus high IV dose at this stage of disease (i.e. - 20 week old mice)
4	Efficacy of Combination IT and IV Dosing; (UNC-2017-001)	PPT1$^{-/-}$ mice	4 weeks	IT: 7E+11; IT: 7E+11 in combination with IV: 7E+10 or 7+E11	• Testing up to 12 months demonstrated survival or behavioral benefits for the combination treatment similar to IT dose alone, which had a median lifespan of 18.7 months
5	Biodistribution and PPT1 Activity Comparison; (UNC-2017-002)	C57B1/6 mice & Fischer rat	Mouse: 9 wks Rat: 11 wks	IT: M: 9.1E+11 R: 3.64E+12	• Wild-type mice and rats had similar biodistribution and enzyme activity after IT injection of TSHA-118
6	Toxicology Study in Rat; (MPI-2389-010)	Wister Hans rat	6 weeks	IT: 2E+11, 2E+12 IV: 5.6E+12, 2E+13 IT: 2E+12 in combination with IV: 2E+13	• Administration of TSHA-118 was not associated with any mortality, clinical observations, bodyweight, or food consumption changes

70

TSHA-118-treated CLN1 KO mice had improved survival rates TSHA-118 CLN1 disease IT administration of TSHA-118 significantly extended survival of PPT1 KO mice for all ages and at all dose levels Percent Survival Age (Months) Untreated Het Untreated KO 4 week IT TSHA-118 12 week IT TSHA-118 100 75 50 25 0 0 3 6 9 12 15 18 21 24

Higher doses of TSHA-118 and earlier intervention mediated stronger rescue of CLN1 KO mice TSHA-118 CLN1 disease

TSHA-118-treated CLN1 KO mice had sustained preservation of motor function TSHA-118 CLN1 disease

TSHA-118-treated CLN1 mice had increased and sustained plasma PPT1 activity Supraphysiological levels of active PPT1 were observed in all TSHA-118 treated mice and persisted through the study endpoint Persistence of effect after animal sacrificed up to 8.5 months post-treatment WT-Untreated Het-Untreated KO-Untreated TSHA-118 TSHA-118 CLN1 disease

TSHA-118
CLN1 disease

Phase 1/2 adaptive trial for TSHA-118 in CLN1

Goals and Targets of Trial

Goals

- **Primary** – Safety: clinical and laboratory assessments
- **Secondary** – Efficacy: pathologic, physiologic, functional and clinical markers

Target Recruitment

- Up to 18 subjects
- Each cohort will include at least one participant with infantile onset (classic or late, screened within one or two years from symptom onset, respectively) and one participant with juvenile onset (screened within four years from symptom onset)

Product Details and Dose Cohorts


Enables rapid onset and stable expression
Full copy of *hCLN1* gene
scAAV ITR
CBh
hCLN1
AAV ITR
Drive high levels of gene expression
Enables rapid onset and stable expression

Dose Cohorts

- 5 x 10^{14} total vg (n=3)
- 1.0 x 10^{15} total vg (n=3)
- Dose expansion – TBD

Route and Method of Administration

Administration

- Lumbar Intrathecal Infusion (IT)
- Amount and rate: 1 mL/min for total of 10-12 mL
- Immunosuppression regimen of prednisolone and sirolimus


Cerebrospinal fluid

Technique to Improve Transduction

- Trendelenburg position (15-30°)
- During infusion & 1 hour post infusion



75

TSHA-118 Phase 1/2 clinical assessments Disease-Specific/Global Assessments Unified Batten Disease Rating Scale (UBDRS) CHOP INTEND Hamburg Scale: motor, visual, language, and seizure scores Seizures assessed by UBDRS and seizure diary Adaptive score assessed by Vineland-III Bayley-III / WPPSI-IV / WISC-V Ophthalmological Assessments ERG, OCT, and preferential looking test Imaging Brain MRI, 60-minute electroencephalogram (EEG) Brain MRI using Diffusion Tensor Imaging (DTI) technology Biomarkers PPT1 enzyme activity in CSF & serum Communication Assessments Observer Reported Communication Assessment (ORCA) Quality of Life/Other Assessment PedsQL™ Generic Core Scales Pittsburgh Sleep Quality Index (PSQI) Parenting Stress Index, 4th Edition (PSI-4) Parental Global Impression (PGI) Form Clinician Global Impression Improvement (CGI-I) TSHA-118 CLN1 disease

Anticipated next steps for TSHA-118 by the end of 2021 Initiate Phase 1/2 clinical study in 2H 2021 under open IND Patient finding activity in collaboration with UTSW, Rochester, Hamburg CTA scientific advice meetings underway to open European site TSHA-118 CLN1 disease

Q & A TSHA-118 CLN1 disease

TSHA-102 for Rett Syndrome TSHA-102 Rett Syndrome Steven Gray, PhD Chief Scientific Advisor, UTSW Gene Therapy Program Suyash Prasad, MBBS, MSc, MRCP, MRCPCH, FFPM Chief Medical Officer and Head of R&D

Rett syndrome is one of the most common genetic causes of intellectual disabilities in women Rett Syndrome is caused by mutations in the X-linked MECP2 gene MeCP2 regulates the expression of many genes involved in normal brain function A brief period of normal development is followed by a devastating loss of speech and purposeful hand use along with the emergence breathing abnormalities Disease reversibility described in animal models as demonstrated by Sir Adrian Bird1 The estimated prevalence of Rett syndrome is 25,000 patients in the US and EU Guy J et al. Science 2007 TSHA-102 Rett Syndrome STAGE I 6-18 months (typical) ≤6 months (early) Developmental Arrest Symptom Onset Infants are generally described as having normal development until approximately 6 to 18 months of age STAGE II 1-4 years Rapid Deterioration Symptom progression-regression Hallmark Rett symptoms appear: Hand wringing or squeeze, clapping, rubbing, washing, or hand to mouth movements STAGE III 4-10 years Pseudo stationary Symptoms stabilize/improve After a period of rapid deterioration neurological symptoms stabilize, with some even showing slight improvements STAGE IV >10 years Late Motor Deterioration Muscle wasting with age 85-90% of affected people may experience growth failure and muscle wasting that worsens with age =

TSHA-102
Rett Syndrome

Rett syndrome (RTT) is an X-linked neurodevelopmental disorder

- Characterized by mutations in methyl CpG-binding protein 2 (*MECP2*), a protein that is essential for neuronal and synaptic function in the brain.
- Female heterozygous RTT patients are mosaic carriers of normal and mutated *MECP2*
- RTT falls along a spectrum of *MECP2* activity and toxicity from gene therapies is linked to unregulated expression of *MECP2*
- *MECP2* expression must be regulated to correct the deficiency, while avoiding toxicity associated with overexpression


WT
WT
WT
WT
WT
WT
WT
WT
WT
WT
WT
2X
2X
2X
2X
2X
2X
2X
2X
Rett syndrome
normal (WT)
MeCP2 duplication

81

AAV9 capsid Brain tropism & favorable safety profile Development of a gene therapy for Rett syndrome requires regulated expression of MECP2 AAV9/MECP2 caused dose-dependent side effects after intraCSF administration in WT and KO mice We have developed a novel miRNA-responsive target sequence (miRARE) that regulates the expression of the MECP2 transgene Our approach provides a superior therapeutic profile to that of unregulated MECP2 gene replacement TSHA-102 Rett Syndrome *myc-tagged version of TSHA-102

miRARE is a targeting panel for endogenous miRNAs which regulate MECP2 expression TSHA-102 Rett Syndrome

Approaches to create a miRNA target panel for regulating MECP2 expression High-throughput screening of mouse CNS miRNAs upregulated after MECP2 gene therapy overdose Identify endogenous miRNA targets that are conserved across species and appear frequently among the UTRs of dose-sensitive genes regulating intellectual ability Use positive results from high-throughput screening to filter and rank bioinformatics data Merge screening data and genomic sequence information Create a small synthetic (and potentially broadly applicable) regulatory panel TSHA-102 Rett Syndrome

Preclinical data for TSHA-102 in Rett syndrome recently published in Brain TSHA-102 Rett Syndrome

miRARE reduced overall expression of miniMeCP2 transgene expression compared to unregulated miniMeCP2 in WT mice CC: Cervical Cord; TC: Thoracic Spinal Cord; LC: Lumbar Cord TSHA-102 Rett Syndrome

miRARE regulated genotype-dependent MECP2 expression across different brain regions in wild type and Rett KO mouse models TSHA-102 Rett Syndrome

miRARE regulated expression in pons and midbrain based on a cell-by-cell basis TSHA-102 Rett Syndrome

Diamond = vet-requested euthanasia for prolapse or bullying-related injury TSHA-102 Rett Syndrome Mice were dosed P28-35

Safety: TSHA-102 did not cause adverse behavioral side effects in WT mice TSHA-102 Rett Syndrome Mice were dosed P28-35

Efficacy: TSHA-102 outperformed unregulated AAV9/mini in MECP2 KO mouse survival study Diamond = vet-requested euthanasia, primarily for lesions. Lesions have been observed with varying frequencies among saline-treated KO mice, virus-treated WT and KO mice, as well as untreated RTT weanlings. TSHA-102 Rett Syndrome Mice were dosed P28-35 *myc-tagged version of TSHA-102

TSHA-102
Rett Syndrome

TSHA-102 Phase 1/2 study design plan

Goals and Targets of Trial

Goals

- **Primary** – Safety: clinical and laboratory assessments
- **Secondary** – Efficacy: pathologic, physiologic, functional and clinical markers

Target Recruitment

- 8 subjects
- Adults with pathogenic confirmation of mutation in *MECP2*

Product Details and Dose Cohorts



miniMECP2 gene with miRARE panel to regulate MECP2 expression
Enables rapid onset and stable expression
scAAV ITR
MeP426
miniMECP2
miRARE
AAV ITR
Fragment of the endogenous MECP2 promoter that mimics cell-specificity of MECP2
Enables rapid onset and stable expression

Dose Cohorts

- Each cohort randomized 3:1 (one patient is a delayed treatment control)
- 5×10^{14} total vg (n=4)
- 1.0×10^{15} total vg (n=4)

Route and Method of Administration

Administration

- Lumbar Intrathecal Infusion (IT)
- Amount and rate: 1 mL/min for total of 10-12 mL
- Immunosuppression regimen of prednisolone and sirolimus



Cerebrospinal fluid

Technique to Improve Transduction

- Trendelenburg position (15-30°)
- During infusion & 1 hour post infusion



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TSHA-102 Phase 1/2 clinical assessments Rett-Specific/Global Assessments Motor Behavior Assessment Scale (MBA) Rett Syndrome Hand Apraxia Scale (RHAS) Rett Syndrome Behavior Questionnaire (RSBQ) Functional Mobility Scale in Rett Syndrome (FMS) Clinical Global Impression Behavior/Mood Assessments Anxiety, Depression, and Mood Scale (ADAMS) Aberrant Behavior Checklist (ABC) Seizure Assessments EEG and neurophysiology Seizure diary Respiratory Assessments Respiratory Disturbance Index (RDI) Sleep apnea, sleep study Communication Assessments Observer Reported Communication Assessment (ORCA) Quality of Life/Other Assessment SF-36 – Quality of life assessment from principal caregiver RTT-CBI – Caregiver burden inventory Wearables Hexoskin: cardiac, respiratory, sleep & activity TSHA-102 Rett Syndrome

Anticipated next steps for TSHA-102 by the end of 2021 Submit IND/CTA in 2H 2021 Complete GMP manufacturing using commercial process Pre-IND/CTA and Scientific Advice meetings underway Initiate Phase 1/2 study by YE 2021 TSHA-102 Rett Syndrome

Q & A TSHA-102 Rett Syndrome

Closing Remarks RA Session II President, Founder & CEO

Thank you